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                                                                    EXHIBIT 24.1

                              POWERS OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENT, that each person whose signature appears below constitutes and appoints Eldon R. Mette, as true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for them and in their name, place and stead, in any and all capacities to sign any or all amendments to the Application for Conversion by Palmyra Saving and Building Association, F.A. and the Form SB-2 Registration Statement by PFSB Bancorp, Inc. and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Office of Thrift Supervision of the Department of the Treasury (the "OTS") or the U.S. Securities and Exchange Commission, respectively, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as they might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of Part 563b of the OTS Rules and Regulations and the Securities Act of 1933, as amended, and any rules and regulations promulgated thereunder, the foregoing Power of Attorney prepared in conjunction with the Application for Conversion and the Registration Statement has been duly signed by the following persons in the capacities and on the dates indicated.

     NAME                                         DATE
     ----                                         ----


/s/ Eldon R. Mette                                December 18, 1998
----------------------------
Eldon R. Mette
President and Director
(principal executive officer)
PFSB Bancorp, Inc.

Executive Vice President, Secretary and Director
(principal executive officer)
Palmyra Saving and Building Association, F.A.


/s/ Ronald L. Nelson                              December 18, 1998
----------------------------
Ronald L. Nelson
Vice President and Secretary
(principal accounting and financial officer)
PFSB Bancorp, Inc.

Vice President, Treasurer and Secretary
(principal accounting and financial officer)
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Palmyra Saving and Building Association, F.A.

/s/ L. Edward Schaeffer                           December 18, 1998
----------------------------
L. Edward Schaeffer
Chairman of the Board
PFSB Bancorp, Inc.

Chairman of the Board and President
Palmyra Saving and Building Association, F.A.


/s/ Glenn J. Maddox                               December 18, 1998
----------------------------
Glenn J. Maddox
Director
PFSB Bancorp, Inc.

Vice President and Director
Palmyra Saving and Building Association, F.A.


/s/ Albert E. Davis                               December 18, 1998
----------------------------
Albert E. Davis
Director
PFSB Bancorp, Inc.

Director
Palmyra Saving and Building Association, F.A.


/s/ Robert M. Dearing                             December 18, 1998
----------------------------
Robert M. Dearing
Director
PFSB Bancorp, Inc.

Director
Palmyra Saving and Building Association, F.A.
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/s/ James D. Lovegreen                            December 18, 1998
----------------------------
James D. Lovegreen
Director
PFSB Bancorp, Inc.

Director
Palmyra Saving and Building Association, F.A.

/s/ Donald L. Slavin                              December 18, 1998
----------------------------
Donald L. Slavin
Director
PFSB Bancorp, Inc.

Director
Palmyra Saving and Building Association, F.A.